Exhibit 99.2

Quarterly Investor Supplement

December 31, 2024

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2024. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
230 Park Avenue	IR@voya.com
New York, New York 10169	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 46
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 46

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of Adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since they provide the main drivers for Adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 46

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Net income (loss) available to Voya Financial, Inc.'s common shareholders	93	98	201	234	118	626	589
Per common share (basic)	0.97	1.00	2.00	2.29	1.13	6.31	5.74
Per common share (diluted)	0.94	0.98	1.96	2.24	1.10	6.17	5.42
Adjusted operating earnings: (1)
Before income taxes	147	230	271	224	202	870	916
After income taxes	138	190	223	185	174	736	763
Effective tax rate	6.1%	17.1%	17.6%	17.2%	13.8%	15.5%	16.7%
Per common share (Adjusted diluted)	1.40	1.90	2.18	1.77	1.63	7.25	7.02
Per common share excluding notable items	1.50	2.12	2.27	1.88	1.97	7.79	8.03
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,393	4,107	3,431	3,541	3,581	3,393	3,581
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	5,855	5,919	6,014	6,010	5,981	5,855	5,981
Book value per common share (including AOCI)	35.53	42.30	34.66	34.96	34.80	35.53	34.80
Book value per common share (excluding AOCI) (2)	61.31	60.96	60.75	59.33	58.12	61.31	58.12
Leverage Ratios:
Debt-to-Capital	38.5%	34.6%	34.2%	33.6%	33.3%	38.5%	33.3%
Financial Leverage - excluding AOCI (2)(3)	30.3%	30.6%	28.0%	28.1%	27.8%	30.3%	27.8%
Shares:
Weighted-average common shares outstanding
Basic (4)	96	98	100	102	104	99	103
Dilutive effect of warrants (4)	—	—	—	—	—	—	3
Other dilutive effects (5)	3	2	2	2	3	2	3
Diluted	99	100	102	105	107	101	109
Adjusted Diluted (2)	99	100	102	105	107	101	109
Ending shares outstanding	96	97	99	101	103	96	103
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	140	149	174	172	158	635	374
Dividends to common shareholders	43	44	40	41	42	168	125
Total cash returned to common shareholders	183	193	214	213	200	803	499

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 46 of this document.
(3) Financial leverage excluding AOCI reflects the $400 million of 5.000% Senior Notes due 2034 issued in third quarter of 2024 in anticipation of the $400 million 3.976% Senior Notes maturing on February 15, 2025. Proforma Financial Leverage excluding AOCI is approximately 28% including the $400 million debt maturity.

(4) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the year-to-date ended December 31, 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-year issuance.

(5) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 46

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023

Revenues
Net investment income	521	506	518	529	522	2,074	2,159
Fee income	543	540	517	513	489	2,113	1,916
Premiums	790	796	790	800	673	3,176	2,717
Net gains (losses)	(52)	(14)	(4)	43	7	(27)	(72)
Other revenues	134	103	98	88	82	423	327
Income (loss) related to consolidated investment entities	74	25	114	78	46	291	301
Total revenues	2,010	1,956	2,033	2,051	1,819	8,050	7,348
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(987)	(938)	(843)	(851)	(804)	(3,619)	(3,036)
Operating expenses	(756)	(775)	(752)	(799)	(773)	(3,082)	(3,096)
Net amortization of DAC/VOBA	(56)	(55)	(56)	(56)	(57)	(223)	(230)
Interest expense	(35)	(29)	(30)	(30)	(30)	(124)	(132)
Operating expenses related to consolidated investment entities	(56)	(43)	(76)	(28)	(53)	(203)	(176)
Total benefits and expenses	(1,890)	(1,840)	(1,757)	(1,764)	(1,717)	(7,251)	(6,670)
Income (loss) before income taxes	120	116	276	287	102	799	678
Income tax expense (benefit)	(1)	18	41	(1)	(17)	57	(51)
Net income (loss)	121	98	235	288	119	742	729
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	24	(16)	30	37	(3)	75	104
Net income (loss) available to Voya Financial, Inc.	97	114	205	251	122	667	625
Less: Preferred stock dividends	4	16	4	17	4	41	36
Net income (loss) available to Voya Financial, Inc.'s common shareholders	93	98	201	234	118	626	589

Voya Financial	Page 7 of 46

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	478	472	489	488	463	1,928	1,932
Fee income	540	536	512	509	487	2,097	1,922
Premiums	780	785	791	797	666	3,154	2,673
Other revenue	99	74	68	69	70	307	295
Adjusted operating revenues (1)	1,897	1,867	1,860	1,863	1,686	7,487	6,822

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(975)	(845)	(804)	(829)	(715)	(3,451)	(2,790)
Operating expenses	(684)	(702)	(710)	(724)	(694)	(2,822)	(2,786)
Net amortization of DAC/VOBA	(31)	(29)	(29)	(29)	(30)	(118)	(120)
Interest expense (2)	(38)	(46)	(33)	(45)	(33)	(162)	(161)
Adjusted operating benefits and expenses	(1,728)	(1,622)	(1,576)	(1,629)	(1,471)	(6,554)	(5,858)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	169	245	284	235	215	933	964
Less: Earnings (loss) attributable to Allianz noncontrolling interest	23	16	13	11	13	63	48
Adjusted operating earnings before income taxes (1)	147	230	271	224	202	870	916

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	731	726	730	719	686	2,905	2,776
Health Solutions	888	892	892	905	764	3,577	3,082
Investment Management	271	243	234	234	228	982	916
Corporate	8	6	4	4	9	23	48
Adjusted operating revenues (1)	1,897	1,867	1,860	1,863	1,686	7,487	6,822

Adjusted operating earnings before income taxes
Wealth Solutions	210	211	214	186	147	820	632
Health Solutions	(102)	23	60	59	44	40	315
Investment Management	66	55	50	42	45	213	177
Corporate	(27)	(59)	(53)	(63)	(34)	(203)	(207)
Adjusted operating earnings before income taxes (1)	147	230	271	224	202	870	916

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 46

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended December 31, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	427	37	6	8	478
Fee income	285	18	237	—	540
Premiums	—	780	—	—	780
Other revenue	18	53	27	—	99
Adjusted operating revenues (1)	731	888	271	8	1,897

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(211)	(764)	—	—	(975)
Operating expenses	(290)	(216)	(182)	3	(684)
Net amortization of DAC/VOBA	(20)	(11)	—	—	(31)
Interest expense (2)	—	—	—	(38)	(38)
Adjusted operating benefits and expenses	(521)	(990)	(182)	(35)	(1,728)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	210	(102)	89	(27)	169
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	22	—	23
Adjusted operating earnings before income taxes (1)	210	(102)	66	(27)	147

	Three Months Ended December 31, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	419	31	6	7	463
Fee income	248	17	222	—	487
Premiums	—	666	—	—	666
Other revenue	19	50	(1)	2	70
Adjusted operating revenues (1)	686	764	228	9	1,686

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(223)	(491)	—	—	(715)
Operating expenses	(295)	(220)	(170)	(9)	(694)
Net amortization of DAC/VOBA	(21)	(9)	—	—	(30)
Interest expense (2)	—	—	—	(33)	(33)
Adjusted operating benefits and expenses	(539)	(720)	(170)	(42)	(1,471)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	147	44	57	(33)	215
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	13	1	13
Adjusted operating earnings before income taxes (1)	147	44	45	(34)	202

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 46

Adjusted Operating Earnings Before Income Taxes by Segment

	Twelve Months Ended December 31, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,733	147	27	21	1,928
Fee income	1,099	71	928	—	2,097
Premiums	—	3,154	—	—	3,154
Other revenue	73	205	28	2	307
Adjusted operating revenues (1)	2,905	3,577	982	23	7,487

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(849)	(2,602)	—	—	(3,451)
Operating expenses	(1,153)	(900)	(703)	(66)	(2,822)
Net amortization of DAC/VOBA	(83)	(36)	—	—	(118)
Interest expense (2)	—	—	—	(162)	(162)
Adjusted operating benefits and expenses	(2,085)	(3,537)	(703)	(228)	(6,554)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	820	40	278	(205)	933
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	65	(2)	63
Adjusted operating earnings before income taxes (1)	820	40	213	(203)	870

	Twelve Months Ended December 31, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,737	135	33	28	1,932
Fee income	966	75	881	—	1,922
Premiums	—	2,673	—	—	2,673
Other revenue	74	198	2	21	295
Adjusted operating revenues (1)	2,776	3,082	916	48	6,822

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(895)	(1,895)	—	—	(2,790)
Operating expenses	(1,162)	(839)	(690)	(96)	(2,786)
Net amortization of DAC/VOBA	(88)	(33)	—	—	(120)
Interest expense (2)	—	—	—	(161)	(161)
Adjusted operating benefits and expenses	(2,144)	(2,767)	(690)	(256)	(5,858)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	632	315	225	(208)	964
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	49	(1)	48
Adjusted operating earnings before income taxes (1)	632	315	177	(207)	916

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 46

Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Assets
Total investments	35,024	36,094	35,235	35,687	36,600
Cash and cash equivalents	1,399	1,457	1,066	995	937
Assets held in separate accounts	101,676	103,532	99,147	98,636	93,133
Premium receivable and reinsurance recoverable, net	11,284	11,486	11,574	11,828	11,982
Short term investments under securities loan agreement and accrued investment income	1,438	1,678	1,428	1,435	1,426
Deferred policy acquisition costs, Value of business acquired	2,148	2,173	2,196	2,222	2,250
Current and deferred income taxes	2,146	1,967	2,186	2,193	2,170
Other assets (1)	3,880	3,893	3,959	4,012	3,967
Assets related to consolidated investment entities	4,894	4,653	4,489	4,623	4,620
Total Assets	163,889	166,933	161,280	161,631	157,085
Liabilities
Future policy benefits and contract owner account balances	46,436	47,056	47,231	47,869	48,734
Liabilities related to separate accounts	101,676	103,532	99,147	98,636	93,133
Payables under securities loan agreements, including collateral held	1,309	1,368	1,215	1,220	1,121
Short-term debt	399	397	395	393	1
Long-term debt	2,103	2,103	1,707	1,707	2,097
Other liabilities (2)	3,218	3,294	3,243	3,198	3,327
Liabilities related to consolidated investment entities	2,741	2,601	2,473	2,737	2,619
Total Liabilities	157,882	160,351	155,411	155,760	151,032
Mezzanine Equity
Allianz noncontrolling interest	219	198	183	174	175
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(754)	(604)	(448)	(263)	(56)
Additional paid-in capital	6,266	6,227	6,218	6,187	6,143
Retained earnings (deficit)	954	907	855	697	505
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,467	6,531	6,626	6,622	6,593
Accumulated other comprehensive income	(2,462)	(1,812)	(2,583)	(2,469)	(2,400)
Total Voya Financial, Inc. Shareholders' Equity	4,005	4,719	4,043	4,153	4,193
Noncontrolling interest	1,783	1,665	1,643	1,544	1,685
Total Shareholders' Equity	5,788	6,384	5,686	5,697	5,878
Total Liabilities, Mezzanine Equity and Shareholders' Equity	163,889	166,933	161,280	161,631	157,085

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 46

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Wealth Solutions
Balance as of Beginning-of-Period	1,048	1,053	1,059	1,064	1,068	1,064	1,088
Deferrals of commissions and expenses	16	15	15	16	16	63	63
Amortization	(20)	(20)	(21)	(21)	(21)	(83)	(88)
Balance as of End-of-Period	1,044	1,048	1,053	1,059	1,064	1,044	1,064
Deferred Sales Inducements as of End-of-Period	22	22	22	22	22	22	22

Health Solutions
Balance as of Beginning-of-Period	229	222	215	211	208	211	190
Deferrals of commissions and expenses	16	16	15	12	12	58	54
Amortization	(11)	(8)	(8)	(8)	(9)	(36)	(33)
Balance as of End-of-Period	234	229	222	215	211	234	211

Total
Balance as of Beginning-of-Period	1,277	1,275	1,274	1,275	1,276	1,275	1,279
Deferrals of commissions and expenses	32	31	30	29	29	121	117
Amortization	(31)	(29)	(29)	(29)	(30)	(118)	(120)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,278	1,277	1,275	1,274	1,275	1,278	1,275
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	870	896	921	948	975	870	975
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,148	2,173	2,196	2,222	2,250	2,148	2,250

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 46

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023

Financial Debt
Senior bonds	2,151	2,149	1,751	1,749	1,747
Subordinated bonds	349	349	349	349	349
Other debt	2	2	2	2	2
Total Financial Debt	2,502	2,500	2,102	2,100	2,098
Other financial obligations (1)	304	325	333	309	312
Total Financial Obligations	2,806	2,825	2,435	2,409	2,410

Mezzanine Equity
Allianz noncontrolling interest	219	198	183	174	175
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,855	5,919	6,014	6,010	5,981
Total Equity (Excluding AOCI)	6,467	6,531	6,626	6,622	6,593
Accumulated other comprehensive income (AOCI)	(2,462)	(1,812)	(2,583)	(2,469)	(2,400)
Total Voya Financial, Inc. Shareholders' Equity	4,005	4,719	4,043	4,153	4,193
Noncontrolling interest	1,783	1,665	1,643	1,544	1,685
Total Shareholders' Equity	5,788	6,384	5,686	5,697	5,878

Capital
Capitalization (3)	6,507	7,219	6,145	6,253	6,291
Adjusted Capitalization excluding AOCI (4)	11,275	11,219	10,887	10,749	10,863

Leverage Ratios
Debt-to-Capital (5)	38.5%	34.6%	34.2%	33.6%	33.3%
Financial Leverage excluding AOCI (6)(7)	30.3%	30.6%	28.0%	28.1%	27.8%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 46 of this document.

(7) Financial leverage excluding AOCI reflects the $400 million of 5.000% Senior Notes due 2034 issued in third quarter of 2024 in anticipation of the $400 million 3.976% Senior Notes maturing on February 15, 2025. Proforma Financial Leverage excluding AOCI is approximately 28% including the $400 million debt maturity.

Voya Financial	Page 13 of 46

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of December 31, 2024
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Wealth Solutions (1)	29,768	97,656	103,788	231,213	380,992	612,205
Health Solutions	1,975	18	—	1,993	—	1,993
Investment Management	33,576	28,487	277,295	339,358	50,247	389,605
Eliminations/Other (3)	(31,743)	(24,485)	(12,054)	(68,282)	(42,001)	(110,283)
Total AUM and AUA	33,576	101,676	369,029	504,282	389,238	893,520

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 46
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	387	397	402	403	413	1,589	1,692
Investment expenses	(18)	(17)	(17)	(17)	(17)	(68)	(74)
Credited interest	(209)	(211)	(210)	(213)	(221)	(843)	(884)
Net margin	160	170	175	173	175	678	734
Other investment income (1)	62	64	63	63	60	252	226
Investment spread and other investment income, excluding alts/prepays above/below expectations	223	234	238	236	234	931	960
Alternative investment income and prepayment fees above (below) long-term expectations	(10)	(21)	(8)	(14)	(39)	(53)	(110)
Investment spread and other investment income	213	213	230	222	195	878	850
Full Service Fee-based revenue	181	174	168	162	150	685	579
Recordkeeping and other fee-based revenue	121	122	117	116	113	476	438
Total Fee-based margin	302	296	285	278	262	1,161	1,016
Net underwriting gain (loss) and other revenue	5	7	2	4	5	17	15
Net revenue (2)	519	516	517	504	462	2,056	1,881
Administrative expenses	(223)	(219)	(220)	(234)	(236)	(897)	(931)
Net commissions	(66)	(65)	(62)	(62)	(58)	(255)	(229)
DAC/VOBA and other intangibles amortization	(20)	(21)	(21)	(22)	(21)	(84)	(90)
Adjusted operating earnings before income taxes	210	211	214	186	147	820	632
Adjusted Operating Margin TTM	39.9%	37.9%	37.1%	35.7%	33.6%
Adjusted Operating Margin Excluding Notables TTM	41.4%	40.4%	39.7%	38.6%	37.3%
Full Service Revenue (3)
Full Service Investment spread and other investment income	198	197	213	205	187	813	813
Full Service Fee-based revenue	181	174	168	162	150	685	579
Total Full Service Revenue	379	370	381	367	336	1,497	1,392
Client Assets
Fee-based	524,476	520,167	493,994	486,196	457,089	524,476	457,089
Spread-based (4)	29,768	30,052	30,335	30,746	31,327	29,768	31,327
Investment-only Stable Value	34,557	34,744	33,985	34,814	35,188	34,557	35,188
Retail Client Assets	31,214	31,223	29,699	29,492	27,923	31,214	27,923
Eliminations (5)	(7,811)	(7,693)	(7,446)	(7,387)	(7,208)	(7,811)	(7,208)
Total Client Assets	612,205	608,493	580,567	573,861	544,319	612,205	544,319

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.
(4) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 16 of 46
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Full Service - Corporate markets
Client Assets, beginning of period	117,229	111,254	109,806	102,522	94,059	102,522	85,965
Transfers / Single deposits	1,864	1,617	1,310	1,745	1,630	6,537	6,174
Recurring deposits	2,659	2,812	2,899	3,144	2,430	11,514	10,416
Total Deposits	4,523	4,429	4,210	4,889	4,060	18,051	16,591
Surrenders, benefits, and product charges	(5,040)	(4,548)	(4,482)	(4,194)	(4,537)	(18,263)	(14,627)
Net Flows	(517)	(119)	(272)	695	(477)	(212)	1,964
Interest credited and investment performance	(385)	6,094	1,720	6,589	8,939	14,018	14,593
Client Assets, end of period - Corporate markets	116,327	117,229	111,254	109,806	102,522	116,327	102,522

Full Service - Tax-exempt markets
Client Assets, beginning of period	91,750	87,942	86,801	82,858	79,663	82,858	76,672
Transfers / Single deposits	983	744	457	409	453	2,594	1,320
Recurring deposits	1,193	1,152	1,144	1,111	1,050	4,600	4,265
Total Deposits	2,176	1,897	1,602	1,520	1,502	7,194	5,585
Surrenders, benefits, and product charges	(2,112)	(1,999)	(1,927)	(2,193)	(4,482)	(8,232)	(10,495)
Net Flows	64	(103)	(326)	(673)	(2,980)	(1,038)	(4,910)
Interest credited and investment performance	307	3,911	1,466	4,616	6,175	10,300	11,096
Client Assets, end of period - Tax-exempt markets	92,120	91,750	87,942	86,801	82,858	92,120	82,858

Full Service - Total
Client Assets, beginning of period	208,978	199,196	196,607	185,379	173,723	185,379	162,636
Transfers / Single deposits	2,848	2,361	1,768	2,154	2,083	9,131	7,495
Recurring deposits	3,852	3,965	4,044	4,255	3,480	16,114	14,682
Total Deposits	6,699	6,326	5,811	6,409	5,562	25,245	22,176
Surrenders, benefits, and product charges	(7,152)	(6,547)	(6,409)	(6,386)	(9,020)	(26,494)	(25,122)
Net Flows	(453)	(222)	(597)	22	(3,457)	(1,250)	(2,945)
Interest credited and investment performance	(78)	10,005	3,186	11,205	15,114	24,318	25,689
Client Assets, end of period - Full Service Total	208,448	208,978	199,196	196,607	185,379	208,448	185,379

Full Service - Client Assets
Fee-based	178,983	179,238	169,180	166,190	154,394	178,983	154,394
Spread-based	29,464	29,740	30,016	30,417	30,985	29,464	30,985
Client Assets, end of period - Full Service Total	208,448	208,978	199,196	196,607	185,379	208,448	185,379

Voya Financial	Page 17 of 46
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Recordkeeping
Client Assets, beginning of period	335,774	319,819	315,134	298,120	276,869	298,120	254,957
Transfers / Single deposits	7,772	3,751	1,295	1,338	2,662	14,156	14,266
Recurring deposits	6,203	5,397	5,820	6,428	4,446	23,847	19,775
Total Deposits	13,974	9,148	7,115	7,766	7,108	38,003	34,041
Surrenders, benefits, and product charges	(9,211)	(9,372)	(8,143)	(8,077)	(6,352)	(34,803)	(26,604)
Net Flows	4,763	(224)	(1,027)	(312)	756	3,200	7,437
Interest credited and investment performance	(283)	16,179	5,712	17,326	20,495	38,934	35,724
Client Assets, end of period - Recordkeeping	340,254	335,774	319,819	315,134	298,120	340,254	298,120

Total Defined Contribution (1)
Client Assets, beginning of period	544,753	519,015	511,741	483,499	450,591	483,499	417,593
Transfers / Single deposits	10,619	6,113	3,063	3,492	4,745	23,287	21,761
Recurring deposits	10,054	9,362	9,863	10,682	7,925	39,962	34,456
Total Deposits	20,674	15,474	12,927	14,174	12,670	63,248	56,218
Surrenders, benefits, and product charges	(16,364)	(15,920)	(14,551)	(14,464)	(15,371)	(61,298)	(51,726)
Net Flows	4,310	(445)	(1,625)	(289)	(2,701)	1,950	4,492
Interest credited and investment performance	(361)	26,184	8,898	28,531	35,609	63,252	61,414
Client Assets, end of period - Total Defined Contribution	548,702	544,753	519,015	511,741	483,499	548,702	483,499

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	34,744	33,985	34,814	35,188	35,450	35,188	38,148
Transfers / Single deposits	1,118	192	97	209	290	1,615	1,048
Recurring deposits	139	137	94	355	1,232	725	1,523
Total Deposits	1,257	329	191	564	1,522	2,341	2,572
Surrenders, benefits, and product charges	(1,435)	(895)	(1,252)	(1,483)	(2,311)	(5,064)	(6,838)
Net Flows	(178)	(566)	(1,061)	(919)	(788)	(2,724)	(4,265)
Interest credited and investment performance	(9)	1,325	232	545	526	2,093	1,306
Assets, end of period - Defined Contribution Investment-only SV	34,557	34,744	33,985	34,814	35,188	34,557	35,188

Retail Client Assets (3)	31,218	31,228	29,704	29,497	27,928	31,218	27,928
Other Assets (4)	5,538	5,462	5,310	5,197	4,912	5,538	4,912
Eliminations (5)	(7,811)	(7,693)	(7,446)	(7,387)	(7,208)	(7,811)	(7,208)
Total Client Assets	612,205	608,493	580,567	573,861	544,319	612,205	544,319

(1) Total of Full Service and Recordkeeping.
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only stable value to better reflect the asset bases generating revenue.

Health Solutions

Voya Financial	Page 19 of 46
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	26	26	26	24	25	102	99
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(12)	(13)	(12)	(12)	(49)	(49)
Net margin	14	12	12	11	12	49	47
Other investment income	15	16	15	16	12	62	50
Investment spread and other investment income, excluding alts/prepays above/below expectations	28	28	27	26	24	110	97
Alternative investment income and prepayment fees above (below) long-term expectations	(1)	(3)	(3)	—	(5)	(7)	(10)
Investment spread and other investment income	27	26	24	26	20	103	87
Fee-based margin (1)	57	57	54	59	56	226	224
Net underwriting gain (loss) and other revenue	40	175	223	208	197	646	875
Net revenue (2)	124	257	301	293	272	975	1,185
Administrative expenses	(130)	(130)	(131)	(134)	(131)	(525)	(506)
Premium taxes, fees and assessments	(48)	(47)	(50)	(41)	(37)	(186)	(147)
Net commissions	(37)	(49)	(51)	(51)	(51)	(188)	(186)
DAC/VOBA and other intangibles amortization	(11)	(8)	(8)	(8)	(9)	(36)	(33)
Adjusted operating earnings before income taxes	(102)	23	60	59	44	40	315
Adjusted Operating Margin TTM	4.1%	16.6%	19.1%	23.9%	26.6%
Adjusted Operating Margin Excluding Notables TTM	4.8%	17.4%	20.9%	25.4%	28.1%
Group life:
Premiums	167	165	173	168	152	674	616
Benefits	(139)	(119)	(138)	(136)	(122)	(532)	(509)
Other (3)	(4)	(2)	(3)	(3)	(2)	(11)	(11)
Total Group life	24	44	33	29	28	131	97
Group life Loss Ratio (interest adjusted) (4)	83.3%	71.9%	79.3%	81.0%	80.5%	78.9%	82.5%
Group Stop loss:
Premiums	451	453	452	454	368	1,810	1,454
Benefits	(520)	(424)	(376)	(382)	(281)	(1,702)	(1,064)
Other (3)	(2)	(2)	(1)	(2)	(2)	(6)	(15)
Total Group Stop loss	(71)	28	74	70	85	102	375
Stop loss Loss Ratio	115.4%	93.4%	83.2%	84.2%	76.4%	94.0%	73.2%
Voluntary Benefits, Disability, and Other(4)	87	103	115	109	84	414	402
Net underwriting gain (loss) and other revenue
Premiums	802	804	812	810	689	3,228	2,757
Benefits	(757)	(625)	(592)	(597)	(487)	(2,572)	(1,853)
Other (3)(4)	(4)	(4)	3	(4)	(6)	(10)	(29)
Total Net underwriting gain (loss) and other revenue	40	175	223	208	197	646	875
Total Aggregate Loss Ratio	94.5%	77.7%	72.9%	73.8%	70.7%	79.7%	67.2%
Total Aggregate Loss Ratio TTM	79.7%	73.9%	72.3%	69.5%	67.2%
(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) The second quarter of 2024 includes a $7 million decrease to a dividend liability associated with a block of participating whole life business.

Voya Financial	Page 20 of 46
Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
2024 Stop Loss Policy Year Development
January Business	95%	86%	81%	81%	—%	—%	—%	—%	—%	—%	—%	—%
Non-January Business	85%	80%	81%	81%	—%	—%	—%	—%	—%	—%	—%	—%
Total 2024 Policy Year	94%	86%	81%	81%	—%	—%	—%	—%	—%	—%	—%	—%

2023 Stop Loss Policy Year Development
January Business	80%	80%	80%	80%	79%	79%	75%	78%	—%	—%	—%	—%
Non-January Business	85%	83%	81%	79%	77%	77%	78%	78%	—%	—%	—%	—%
Total 2023 Policy Year	81%	81%	80%	80%	79%	78%	75%	78%	—%	—%	—%	—%

2022 Stop Loss Policy Year Development
January Business	71%	71%	71%	71%	71%	71%	71%	74%	77%	79%	80%	80%
Non-January Business	67%	68%	68%	67%	68%	71%	72%	76%	78%	78%	79%	79%
Total 2022 Policy Year	70%	70%	71%	71%	71%	71%	72%	74%	77%	79%	80%	80%

Reported Loss Ratio for Stop Loss	115%	93%	83%	84%	76%	83%	63%	70%	72%	76%	79%	76%

Voya Financial	Page 21 of 46
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Sales by Product Line:
Group life and Disability	7	11	18	130	14	166	135
Stop loss	12	35	23	537	25	607	460
Voluntary and Other (1)	14	17	38	142	11	211	157
Total sales by product line	33	63	78	809	50	984	752

Total gross premiums and deposits	896	900	904	900	766	3,601	3,054

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	978	978	996	989	905	978	905
Stop loss	1,821	1,837	1,845	1,839	1,500	1,821	1,500
Voluntary and Other (1)	1,057	1,050	1,030	1,033	926	1,057	926
Total annualized in-force premiums and fees by product line	3,856	3,864	3,870	3,861	3,331	3,856	3,331

Assets Under Management by Fund Group:
General account	1,975	1,954	1,921	1,843	1,817	1,975	1,817
Separate account	18	17	17	17	16	18	16
Total AUM	1,993	1,972	1,938	1,860	1,833	1,993	1,833

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 23 of 46
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Sources of Adjusted operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	9	9	9	10	9	36	35
Alternative investment income and prepayment fees above (below) long-term expectations	(3)	(5)	(1)	(1)	(2)	(9)	(2)
Investment spread and other investment income	6	4	8	9	6	27	33
Fee-based margin (1)	265	239	226	226	221	955	883
Net revenue (2)	271	243	234	234	228	982	916
Administrative expenses (3)	(182)	(171)	(169)	(181)	(170)	(703)	(690)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	89	72	64	53	57	278	225
Adjusted Operating Margin TTM	28.3%	26.3%	25.6%	25.7%	24.6%
Adjusted Operating Margin Excluding Notables TTM	28.9%	26.9%	26.2%	26.1%	24.9%
Fee-based margin (1)
Investment advisory and administrative revenue	237	238	225	227	222	927	881
Other fee-based margin	27	1	1	(1)	—	28	3
Fee-based margin	265	239	226	226	221	955	883

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	89	72	64	53	57	278	225
Less: Earnings (loss) attributable to Allianz noncontrolling interest	22	17	14	12	13	65	49
Adjusted operating earnings before income taxes	66	55	50	42	45	213	177

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 24 of 46
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Client Assets:
External Clients
Institutional	156,568	158,288	152,165	148,489	148,722	156,568	148,722
Retail (1)	149,214	148,243	150,341	148,710	138,239	149,214	138,239
Subtotal External Clients	305,782	306,531	302,506	297,199	286,961	305,782	286,961
General Account	33,576	33,989	33,884	34,138	34,740	33,576	34,740
Total Client Assets (AUM)	339,358	340,520	336,390	331,337	321,701	339,358	321,701
Assets under Advisement and Administration (AUA) (1)	50,247	51,154	52,678	52,942	56,043	50,247	56,043
Total AUM and AUA	389,605	391,674	389,068	384,278	377,744	389,605	377,744

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	90	90	86	85	87	351	360
Retail	125	126	118	120	112	490	425
Subtotal External Clients	215	216	204	205	199	841	785
General Account	17	17	17	18	18	69	76
Total Investment Advisory and Administrative Revenues (AUM)	233	234	221	223	217	910	860
Administration Only Fees	5	4	4	4	5	17	20
Total Investment Advisory and Administrative Revenues	237	238	225	227	222	927	881

Revenue Yield (bps) (2)
External Clients
Institutional	22.7	23.3	23.0	22.9	23.9	23.0	23.2
Retail	33.6	33.5	32.8	33.4	34.1	33.2	32.9
Revenue Yield on External Clients	28.0	28.3	27.9	28.1	28.7	28.0	27.6
General Account	20.4	20.2	20.2	20.3	20.3	20.3	20.6
Revenue Yield on Client Assets (AUM)	27.2	27.5	27.1	27.2	27.8	27.2	26.8
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.5	3.3	2.7	3.1	3.4	3.2	3.5
Total Revenue Yield on AUM and AUA (bps)	24.2	24.3	23.8	23.8	24.1	23.9	23.3

Revenue Yield on Client Assets (AUM) TTM	27.2	27.4	27.2	27.1	26.8	27.2	26.8

(1) Retail AUM includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 25 of 46
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Institutional AUM:
Beginning of period AUM	158,288	152,165	148,489	148,722	147,904	148,722	161,503
Inflows	8,925	7,341	8,766	4,854	4,197	29,886	19,106
Outflows	(6,923)	(5,566)	(5,632)	(6,080)	(9,588)	(24,202)	(34,585)
Net flows - Institutional	2,001	1,775	3,134	(1,225)	(5,390)	5,685	(15,480)
Change in Market Value	(1,361)	4,814	1,135	1,874	8,269	6,463	14,090
Other (Including Acquisitions / Divestitures)	(2,361)	(466)	(594)	(881)	(2,060)	(4,302)	(11,391)
End of period AUM - Institutional	156,568	158,288	152,165	148,489	148,722	156,568	148,722
Organic Growth (Net Flows/Beginning of period AUM)	1.3%	1.2%	2.1%	-0.8%	-3.6%	3.8%	-9.6%
Market Growth %	-0.9%	3.2%	0.8%	1.3%	5.6%	4.3%	8.7%
Retail AUM:
Beginning of period AUM	148,243	150,341	148,710	138,239	128,120	138,239	121,833
Inflows	11,092	11,013	9,745	9,282	8,409	41,132	33,803
Outflows	(9,739)	(8,952)	(8,106)	(7,482)	(8,444)	(34,279)	(32,329)
Net flows - Retail (1)	1,353	2,060	1,640	1,800	(36)	6,852	1,474
Net Money Market Flows	64	65	66	(29)	190	166	273
Change in Market Value	1,314	3,604	1,022	6,491	10,935	12,432	18,820
Net Flows from Divested Businesses (2)	(316)	(7,404)	(623)	(651)	(536)	(8,993)	(2,058)
Other (Including Acquisitions / Divestitures) (3)	(1,444)	(424)	(474)	2,860	(435)	518	(2,104)
End of period AUM - Retail	149,214	148,243	150,341	148,710	138,239	149,214	138,239
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	0.9%	1.4%	1.1%	1.3%	—%	5.0%	1.2%
Market Growth %	0.9%	2.4%	0.6%	4.7%	8.5%	9.0%	15.4%
Net Flows:
Institutional Net Flows	2,001	1,775	3,134	(1,225)	(5,390)	5,685	(15,480)
Retail Net Flows	1,353	2,060	1,640	1,800	(36)	6,852	1,474
Net Flows from Divested Businesses	(316)	(7,404)	(623)	(651)	(536)	(8,993)	(2,058)
Total Net Flows	3,038	(3,569)	4,151	(76)	(5,962)	3,544	(16,063)
Net Flows excluding Net Flows from Divested Businesses	3,354	3,835	4,774	574	(5,426)	12,537	(14,005)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	1.1%	1.3%	1.6%	0.2%	-2.0%	4.4%	-4.9%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024.
(2) In the third quarter of 2024, Net Flows from Divested Businesses primarily reflect the out-flow of assets associated with a legacy partnership.
(3) Includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

Voya Financial	Page 26 of 46
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Institutional
Equity	24,056	23,662	23,433	23,650	22,789
Fixed Income - Public	55,645	56,276	51,976	48,913	49,128
Fixed Income - Privates	64,095	65,126	63,800	63,037	63,899
Alternatives	12,772	13,224	12,955	12,890	12,907
Money Market	—	—	—	—	—
Total	156,568	158,288	152,165	148,489	148,722

Retail
Equity	73,784	74,186	77,870	77,207	68,711
Fixed Income - Public	70,854	69,648	68,234	67,493	65,612
Fixed Income - Privates	334	351	365	366	365
Alternatives	1,850	1,739	1,633	1,457	1,368
Money Market	2,392	2,319	2,239	2,187	2,183
Total	149,214	148,243	150,341	148,710	138,239

General Account
Equity	129	135	129	129	129
Fixed Income - Public	16,832	16,926	17,198	17,344	17,815
Fixed Income - Privates	14,375	14,500	14,533	14,463	14,634
Alternatives	1,681	1,686	1,598	1,675	1,707
Money Market	559	742	426	527	456
Total	33,576	33,989	33,884	34,138	34,740

Combined Asset Type
Equity	97,969	97,983	101,433	100,986	91,628
Fixed Income - Public	143,331	142,850	137,408	133,750	132,554
Fixed Income - Privates	78,804	79,976	78,698	77,866	78,898
Alternatives	16,304	16,649	16,186	16,021	15,981
Money Market	2,951	3,061	2,665	2,714	2,639
Total	339,358	340,520	336,390	331,337	321,701

Total Private and Alternative Assets	95,108	96,625	94,885	93,887	94,879
% of Private and Alternative Assets / Total AUM	28.0%	28.4%	28.2%	28.3%	29.5%

Corporate

Voya Financial	Page 28 of 46

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Interest expense (excluding Preferred stock dividends) (1)	(34)	(29)	(29)	(29)	(29)	(121)	(125)
Preferred stock dividends	(4)	(16)	(4)	(17)	(4)	(41)	(36)
Pension expense (2)	(12)	(12)	(12)	(12)	(11)	(48)	(44)
Other (3)	23	(3)	(9)	(6)	11	5	(3)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(27)	(60)	(54)	(64)	(33)	(205)	(208)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	(1)	(1)	(1)	1	(2)	(1)
Adjusted operating earnings before income taxes	(27)	(59)	(53)	(63)	(34)	(203)	(207)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 30 of 46
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	223	234	238	236	234	931	960
Fee-based margin	302	296	285	278	262	1,161	1,016
Net underwriting gain (loss) and other revenue	5	7	2	4	5	17	15
Wealth Solutions Net Revenue	529	537	525	517	502	2,109	1,991
Health Solutions
Investment spread and other investment income	28	28	27	26	24	110	97
Fee-based margin	57	57	54	59	56	226	224
Net underwriting gain (loss) and other revenue	40	175	223	208	197	646	891
Health Solutions Net Revenue	125	260	304	293	277	982	1,212
Investment Management
Investment capital and other investment income	9	9	9	10	9	36	35
Fee-based margin	265	239	226	226	221	955	883
Investment Management Net Revenue	273	248	234	236	230	991	918
Total Net Revenue Excluding Notable Items (1)	928	1,045	1,063	1,045	1,008	4,082	4,120
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	220	232	222	200	187	873	742
Health Solutions	(102)	26	63	60	48	47	341
Investment Management	91	76	65	54	60	286	228
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	209	334	350	313	295	1,206	1,311
Corporate	(27)	(60)	(54)	(64)	(33)	(205)	(208)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	183	274	296	249	261	1,002	1,103
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	23	16	13	11	13	63	48
Total Adjusted Operating Earnings Excluding Notable Items (1)	160	258	283	238	248	939	1,055
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	41.5%	43.1%	42.3%	38.6%	37.2%	41.4%	37.3%
Health Solutions	(81.3)%	9.9%	20.8%	20.4%	17.5%	4.8%	28.1%
Investment Management	33.3%	30.6%	27.8%	22.9%	25.9%	28.9%	24.9%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	22.6%	31.9%	32.9%	30.0%	29.2%	29.6%	31.8%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	19.7%	26.2%	27.8%	23.8%	25.9%	24.4%	26.8%
Adjusted Operating Margin Excluding Notable Items TTM
Wealth Solutions	41.4%	40.4%	39.7%	38.6%	37.3%
Health Solutions	4.8%	17.4%	20.9%	25.4%	28.1%
Investment Management	28.9%	26.9%	26.2%	26.1%	24.9%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	29.6%	31.0%	31.4%	32.0%	31.8%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	24.4%	25.9%	26.5%	27.1%	26.8%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 31 of 46
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Wealth Solutions	(223)	(219)	(220)	(234)	(236)	(897)	(931)
Health Solutions	(130)	(130)	(131)	(134)	(131)	(525)	(506)
Investment Management	(182)	(171)	(169)	(181)	(170)	(703)	(690)
Total Administrative Expenses (1)	(535)	(520)	(520)	(549)	(537)	(2,125)	(2,127)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 46
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Wealth Solutions
Adjusted operating earnings before income taxes - before interest	820	758	726	686	632
Income tax expense	116	104	98	90	79
Adjusted Operating Earnings - before interest and after income taxes	704	654	628	596	553
Adjusted Operating effective tax rate (1)	14.3%	14.3%	14.5%	13.5%	11.9%
Adjusted Operating effective tax rate TTM	14.2%	13.7%	13.4%	13.1%	12.5%
Average Capital	3,415	3,402	3,413	3,441	3,496
Ending Capital (2)	3,509	3,445	3,401	3,360	3,395
Adjusted Return on Capital	20.6%	19.2%	18.4%	17.3%	15.8%

Health Solutions
Adjusted operating earnings before income taxes - before interest	40	186	216	280	315
Income tax expense	8	39	45	59	66
Adjusted Operating Earnings - before interest and after income taxes	32	147	171	221	249
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,246	1,222	1,220	1,228	1,172
Ending Capital (2)	1,306	1,267	1,268	1,219	1,153
Adjusted Return on Capital	2.5%	12.0%	14.0%	18.0%	21.2%

Investment Management
Adjusted operating earnings before income taxes - before interest	213	192	186	185	177
Income tax expense	45	40	39	39	37
Adjusted Operating Earnings - before interest and after income taxes	168	152	147	146	140
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	843	834	824	817	809
Ending Capital (2)	869	843	841	828	847
Adjusted Return on Capital	20.0%	18.1%	17.8%	17.9%	17.3%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 34 of 46
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	12/31/2024				9/30/2024				12/31/2024
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,213	28.0%	140	5.4%	10,117	28.0%	131	5.1%	10,213	28.0%	536	5.1%
Private credit	8,050	22.0%	87	4.5%	7,897	22.0%	91	4.7%	8,050	22.0%	360	4.7%
Securitized (2)(3)	9,751	27.0%	145	5.8%	10,271	28.0%	156	6.2%	9,751	27.0%	598	6.1%
Commercial mortgage loans	4,677	13.0%	55	4.8%	4,822	13.0%	58	4.8%	4,677	13.0%	233	4.8%
Municipals	686	2.0%	7	3.9%	705	2.0%	7	3.9%	686	2.0%	27	3.6%
Short-term / Treasury	530	1.0%	5	4.2%	389	1.0%	4	4.3%	530	1.0%	18	4.3%
Equity securities	177	—%	3	6.1%	182	—%	3	7.2%	177	—%	11	6.6%
Policy loans	387	1.0%	5	5.1%	390	1.0%	5	5.6%	387	1.0%	20	5.2%
Derivatives	(6)	—%	3	N/A	(6)	—%	2	N/A	(6)	—%	10	N/A
Book Values and Gross Investment Income before variable components	34,464	95.0%	450	5.2%	34,766	95.0%	456	5.3%	34,464	95.0%	1,813	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership	1,886	5.0%	38	9.0%	1,777	5.0%	22	5.1%	1,886	5.0%	127	7.5%
Prepayment / Other fee income	N/A	—%	1	—%	N/A	—%	2	—%	N/A	—%	7	—%
Book Values and Gross Investment Income (variable)	1,886	5.0%	39	—%	1,777	5.0%	24	—%	1,886	5.0%	134	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	36,350	100.0%	489	5.4%	36,544	100.0%	480	5.3%	36,350	100.0%	1,947	5.4%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 35 of 46
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	9/30/2024		06/30/2024		03/31/2024		12/31/2023
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,241	28.0%	10,563	29.0%	10,688	29.0%	11,003	30.0%
Private credit	7,754	21.0%	7,695	21.0%	7,690	21.0%	7,770	21.0%
Securitized	10,083	28.0%	9,831	27.0%	9,700	27.0%	9,889	27.0%
Municipals	705	2.0%	731	2.0%	773	2.0%	859	2.0%
Short-term / Treasury	432	1.0%	452	1.0%	556	2.0%	624	2.0%
Total Fixed maturities	29,215	81.0%	29,272	81.0%	29,406	81.0%	30,144	81.0%
Commercial mortgage loans	4,814	13.0%	4,971	14.0%	5,088	14.0%	5,186	14.0%
Limited partnership	1,778	5.0%	1,768	5.0%	1,740	5.0%	1,662	4.0%
Equity securities	316	1.0%	290	1.0%	275	1.0%	278	1.0%
Total	36,122	100.0%	36,302	100.0%	36,509	100.0%	37,270	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	15,803	54.0%	15,525	53.0%	15,560	53.0%	15,928	53.0%
NAIC 2	12,053	41.0%	12,493	43.0%	12,650	43.0%	12,927	43.0%
NAIC 3 and below	1,359	5.0%	1,254	4.0%	1,196	4.0%	1,289	4.0%
Total Fixed maturities	29,215	100.0%	29,272	100.0%	29,406	100.0%	30,144	100.0%

Commercial Mortgage Loans:
CML 1	3,482	72.0%	3,667	74.0%	3,712	73.0%	3,714	72.0%
CML 2	1,004	21.0%	992	20.0%	971	19.0%	1,066	21.0%
CML 3 and below	328	7.0%	313	6.0%	405	8.0%	406	8.0%
Total Commercial mortgage loans	4,814	100.0%	4,971	100.0%	5,088	100.0%	5,186	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 46
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Wealth Solutions
Average alternative investments	1,575	1,558	1,536	1,459	1,537	1,532	1,606
Alternative investment income	33	20	34	24	4	111	66
Health Solutions
Average alternative investments	215	212	220	243	171	222	169
Alternative investment income	5	3	2	6	—	15	7
Investment Management
Average alternative investments	340	347	349	312	318	337	322
Alternative investment income	5	3	7	6	5	21	27

Voya Financial	Page 37 of 46
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(2)	(14)	—	(9)	(31)	(25)	(79)
Health Solutions	(1)	(3)	(3)	—	(5)	(7)	(10)
Investment Management	(3)	(5)	(1)	(1)	(2)	(9)	(2)
Total	(6)	(22)	(4)	(10)	(38)	(41)	(91)

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(8)	(7)	(8)	(5)	(8)	(28)	(31)
Health Solutions	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Total	(8)	(7)	(8)	(5)	(8)	(28)	(31)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(10)	(21)	(8)	(14)	(39)	(53)	(110)
Health Solutions	(1)	(3)	(3)	—	(5)	(7)	(10)
Investment Management	(3)	(5)	(1)	(1)	(2)	(9)	(2)
Total	(14)	(29)	(12)	(15)	(46)	(69)	(122)

(1) Amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation. Long-term expectation for alternative investments is a 9% annual return, which for the trailing twelve months ended December 31, 2024 and 2023 was approximately $190 million and $192 million, respectively, pre-tax and before variable compensation. Long-term expectation for prepayment fees is a 10 basis point annual contribution to yield, which for the trailing twelve months ended December 31, 2024 and 2023 was approximately $35 million and $39 million, respectively, pre-tax and before variable compensation.

Reconciliations

Voya Financial	Page 39 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	12/31/2024			9/30/2024			6/30/2024			3/31/2024			12/31/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		93	0.94		98	0.98		201	1.96		234	2.24		118	1.10
Plus: Net income (loss) attributable to noncontrolling interests		24	0.25		(16)	(0.16)		30	0.29		37	0.35		(3)	(0.03)
Less: Preferred stock dividends		(4)	(0.04)		(16)	(0.17)		(4)	(0.04)		(17)	(0.16)		(4)	(0.04)
Income (loss)	120	121	1.23	116	98	0.99	276	235	2.29	287	288	2.75	102	119	1.11
Less:
Net investment gains (losses)	—	—	—	(33)	(26)	(0.26)	20	16	0.16	63	50	0.48	(10)	(8)	(0.08)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (3)	(22)	(17)	(0.17)	(52)	(41)	(0.41)	(37)	(29)	(0.28)	(32)	13	0.12	(60)	(38)	(0.36)
Net income (loss) attributable to noncontrolling interests	24	24	0.25	(16)	(16)	(0.16)	30	30	0.29	37	37	0.35	(3)	(3)	(0.03)
Dividend payments made to preferred shareholders	4	4	0.04	16	16	0.17	4	4	0.04	17	17	0.16	4	4	0.04
Other adjustments (4)	(32)	(27)	(0.28)	(28)	(25)	(0.25)	(12)	(9)	(0.09)	(22)	(14)	(0.13)	(30)	(10)	(0.09)
Adjusted operating earnings	147	138	1.40	230	190	1.90	271	223	2.18	224	185	1.77	202	174	1.63
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(13)	(10)	(0.11)	(28)	(22)	(0.22)	(12)	(10)	(0.09)	(15)	(12)	(0.11)	(46)	(36)	(0.34)
Adjusted operating earnings excluding notable items	160	148	1.50	258	212	2.12	283	232	2.27	238	197	1.88	248	210	1.97

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes tax benefits of $38 million for the three months ended March 31, 2024.
(4) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended December 31, 2024, also includes a $12 million, after-tax, write-off of an intangible asset related to a prior acquisition, an $8 million, after-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, $5 million, after-tax, of severance costs, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations. For the three months ended September 30, 2024 also includes $7 million, after-tax, of severance costs. For the three months ended December 31, 2023, also includes $20 million, after-tax, of severance costs and a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities.

Voya Financial	Page 40 of 46
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Twelve months ended
(in millions USD, except per share)	12/31/2024			12/31/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		626	6.17		589	5.42
Plus: Net income (loss) attributable to noncontrolling interests		75	0.74		104	0.96
Less: Preferred stock dividends		(41)	(0.41)		(36)	(0.33)
Income (loss)	799	742	7.32	678	729	6.71
Less:
Net investment gains (losses) (3)	50	39	0.39	(15)	(2)	(0.02)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(142)	(75)	(0.74)	(182)	(44)	(0.40)
Net income (loss) attributable to noncontrolling interests	75	75	0.74	104	104	0.96
Dividend payments made to preferred shareholders	41	41	0.41	36	36	0.33
Other adjustments (5)	(95)	(75)	(0.74)	(180)	(128)	(1.18)
Adjusted operating earnings	870	736	7.25	916	763	7.02
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(68)	(54)	(0.53)	(123)	(97)	(0.89)
Other (6)	—	—	—	(16)	(13)	(0.12)
Adjusted operating earnings excluding notable items	939	790	7.79	1,055	873	8.03

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Net investment gains include a $45 million revaluation gain on the Voya India investment for the twelve months ended December 31, 2023. There was no tax expense associated with this gain.
(4) Includes tax benefits of $38 million and $92 million related to a divested business for the twelve months ended December 31, 2024 and 2023, respectively.
(5) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the twelve months ended December 31, 2024 also includes $12 million, after-tax, of severance costs, a $12 million, after-tax, write-off of an intangible asset related to a prior acquisition, an $8 million, after-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations. For the twelve months ended December 31, 2023, also includes $27 million, after-tax, of severance costs, a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities, and a $13 million, after-tax, impairment related to a vacated leased building.

(6) In 2023, includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 41 of 46
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Total revenues	2,010	1,956	2,033	2,051	1,819	8,050	7,348
Less:
Net investment gains (losses)	(8)	(33)	16	47	(23)	22	(44)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	13	52	13	24	60	102	113
Revenues (loss) attributable to noncontrolling interests	57	19	102	65	37	243	247
Other adjustments	50	50	42	52	59	196	211
Total adjusted operating revenues	1,897	1,867	1,860	1,863	1,686	7,487	6,822

Adjusted operating revenues by segment
Wealth Solutions	731	726	730	719	686	2,905	2,776
Health Solutions	888	892	892	905	764	3,577	3,082
Investment Management	271	243	234	234	228	982	916
Corporate	8	6	4	4	9	23	48
Total adjusted operating revenues	1,897	1,867	1,860	1,863	1,686	7,487	6,822

Voya Financial	Page 42 of 46
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Wealth Solutions
Adjusted operating revenues	page 8	731	726	730	719	686	2,905	2,776
Interest credited and other benefits to contract owners/policyholders		(211)	(210)	(213)	(216)	(223)	(849)	(895)
Net revenue	page 15	519	516	517	504	462	2,056	1,881
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(10)	(21)	(8)	(14)	(39)	(53)	(110)
Net revenue excluding notable items	page 30	529	537	525	517	502	2,109	1,991
Health Solutions
Adjusted operating revenues	page 8	888	892	892	905	764	3,577	3,082
Interest credited and other benefits to contract owners/policyholders		(764)	(634)	(591)	(613)	(491)	(2,602)	(1,895)
Net revenue	page 19	124	257	301	293	272	975	1,185
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(1)	(3)	(3)	—	(5)	(7)	(10)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	—	—	—	—	(16)
Net revenue excluding notable items	page 30	125	260	304	293	277	982	1,212

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 43 of 46
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Investment Management
Adjusted operating revenues	page 8	271	243	234	234	228	982	916
Net revenue	page 23	271	243	234	234	228	982	916
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(3)	(5)	(1)	(1)	(2)	(9)	(2)
Net revenue excluding notable items	page 30	273	248	234	236	230	991	918
Consolidated
Total Adjusted operating revenues	page 8	1,897	1,867	1,860	1,863	1,686	7,487	6,822
Interest credited and other benefits to contract owners/policyholders		(975)	(845)	(804)	(829)	(715)	(3,451)	(2,790)
Corporate Adjusted operating revenues (1)		(8)	(6)	(4)	(4)	(9)	(23)	(48)
Net revenue	pages 15/19/23	914	1,016	1,051	1,031	962	4,012	3,982
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(14)	(29)	(12)	(15)	(46)	(69)	(122)
Other adjustments (2)		—	—	—	—	—	—	(16)
Net revenue excluding notable items	page 30	928	1,045	1,063	1,045	1,008	4,082	4,120

(1) Includes primarily TSA Revenue and investment income on assets backing surplus in excess of amounts held at the segment level.
(2) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 44 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Wealth Solutions
Adjusted operating earnings before income taxes	page 15	210	211	214	186	147	820	632
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(10)	(21)	(8)	(14)	(39)	(53)	(110)
Adjusted operating earnings excluding notable items	page 30	220	232	222	200	187	873	742

Health Solutions
Adjusted operating earnings before income taxes	page 19	(102)	23	60	59	44	40	315
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(1)	(3)	(3)	—	(5)	(7)	(10)
Other (1)		—	—	—	—	—	—	(16)
Adjusted operating earnings excluding notable items	page 30	(102)	26	63	60	48	47	341

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 23	89	72	64	53	57	278	225
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(2)	(4)	(1)	(1)	(2)	(8)	(3)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 30	91	76	65	54	60	286	228
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		22	17	14	12	13	65	49
Adjusted operating earnings excluding notable items		69	59	51	42	47	221	180

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 45 of 46
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 28	(27)	(60)	(54)	(64)	(33)	(205)	(208)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 30	(27)	(60)	(54)	(64)	(33)	(205)	(208)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		—	(1)	(1)	(1)	1	(2)	(1)
Adjusted operating earnings excluding notable items		(27)	(59)	(53)	(63)	(34)	(203)	(207)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 8	169	245	284	235	215	933	964
Less:
Total Notable Items Adjustments		(13)	(28)	(12)	(15)	(46)	(68)	(139)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		183	274	296	249	261	1,002	1,103
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		23	16	13	11	13	63	48
Adjusted operating earnings excluding notable items	page 30	160	258	283	238	248	939	1,055

Voya Financial	Page 46 of 46
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Book value per common share, including AOCI	35.53	42.30	34.66	34.96	34.80	35.53	34.80
Per share impact of AOCI	25.78	18.66	26.09	24.37	23.32	25.78	23.32
Book value per common share, excluding AOCI	61.31	60.96	60.75	59.33	58.12	61.31	58.12

Debt to capital ratio	38.5%	34.6%	34.2%	33.6%	33.3%	38.5%	33.3%
Capital impact of adding noncontrolling interest	-9.1%	-7.1%	-7.8%	-7.2%	-7.6%	-9.1%	-7.6%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.4%	9.0%	10.3%	10.1%	10.0%	9.4%	10.0%
Capital impact of excluding AOCI	-8.5%	-5.9%	-8.7%	-8.4%	-7.9%	-8.5%	-7.9%
Financial leverage ratio excluding AOCI	30.3%	30.6%	28.0%	28.1%	27.8%	30.3%	27.8%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	96.0	98.2	100.4	102.1	104.0	99.2	102.7
Dilutive effect of warrants	—	—	—	—	—	—	3.3
Other dilutive effects (2)	2.5	2.2	2.0	2.5	2.8	2.3	2.8
Weighted-average common shares outstanding - Diluted	98.5	100.4	102.3	104.5	106.9	101.4	108.8
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	98.5	100.4	102.3	104.5	106.9	101.4	108.8

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.